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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2001
                                                         -----------------

                            VIISAGE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                   000-21559             04-3320515
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    (State or other Jurisdiction  (Commission          (IRS Employer
        of Incorporation)         File Number)       Identification No.)

                30 Porter Road, Littleton, MA            01460
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              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  978-952-2200
                                                          ------------

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ITEM 5. OTHER EVENTS.

     Viisage Technology, Inc. (the "Company") recently closed a private placement of common stock and warrants. The closings of the private placement occurred on December 14, 17 and 18, 2001. A total of 2,380,952 shares of the Company's common stock, $.001 par value, were sold to accredited institutional investors at a price of $10.50 per share, with total proceeds to the Company, net of placement fees, of approximately $23.75 million. In addition, the Company issued warrants to the investors to purchase up to an aggregate of 357,152 shares of common stock at an exercise price of $12.08 per share. The investors have certain registration rights with respect to the shares of common stock purchased in the private placement and the shares of common stock issuable upon exercise of the warrants purchased in the private placement.

     The proceeds from the private placement will be used for general working capital purposes.

     A copy of the Form of Registration Rights Agreement, the Form of Purchase Agreement (including the Form of Warrant), and the press releases issued by the Company in connection with the private placement are included as exhibits to this Report on Form 8-K and are incorporated by reference into this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.        Description of Exhibit
-----------        ----------------------

4.1 Form of Registration Rights Agreement dated as of December 14, 2001 by and among Viisage Technology, Inc. and the Investors named therein.

10.1 Form of Purchase Agreement dated as of December 14, 2001 among the Company and the Investors named therein (including Exhibit B
               - Form of Warrant).

99.1           Press Release issued by the Company on December 17, 2001.

99.2           Press Release issued by the Company on December 19, 2001.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIISAGE TECHNOLOGY, INC.
                                        ------------------------
                                                   Registrant

                                        By: /s/ Thomas J. Colatosti
                                           -----------------------------
                                           Thomas J. Colatosti,
                                           President and Chief Executive Officer

Dated: December 20, 2001


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                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------

4.1 Form of Registration Rights Agreement dated as of December 14, 2001 by and among Viisage Technology, Inc. (the "Company") and the Investors named therein.

10.1 Form of Purchase Agreement dated as of December 14, 2001 among the Company and the Investors named therein (including Exhibit B
               - Form of Warrant).

99.1           Press Release issued by the Company on December 17, 2001.

99.2           Press Release issued by the Company on December 19, 2001.



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